Exhibit 99.3

                       IN THE UNITED STATES DISTRICT COURT
                          FOR THE DISTRICT OF DELAWARE

In re:                                 )  Chapter 11
                                       )
FEDERAL-MOGUL GLOBAL INC.,             )  Bankr. Case No. 01-10578
T&N LIMITED, et al.,(1)                )
                                       ) Jointly Administered
                  Debtors.             )

                                     ORDER
                                     -----

            AND NOW, this 13th day of November 2007, IT IS HEREBY ORDERED, ADJUDGED AND DECREED THAT:

      1. The Order Confirming Fourth Amended Joint Plan of Reorganization for Debtors and Debtors-in-Possession (As Modified) (the "Confirmation Order") (Bankr. D.I. 13674) entered by the Bankruptcy Court on November 8, 2007, is hereby AFFIRMED.

      2. The Findings of Fact and Conclusions of Law Regarding Confirmation of Fourth Amended Joint Plan of Reorganization for Debtors and
Debtors-in-Possession (As Modified) (Bankr. D.I. 13672) issued by the Bankruptcy Court on November 8, 2007, are hereby ADOPTED.

-------------
(1) The U.S. Debtors (collectively, the "U.S. Debtors") are Carter Automotive Company, Inc., Federal-Mogul Corporation, Federal-Mogul Dutch Holdings Inc., Federal-Mogul FX, Inc., Federal-Mogul Global Inc., Federal-Mogul Global Properties, Inc., Federal-Mogul Ignition Company, Federal-Mogul Machine Tool, Inc., Federal-Mogul Mystic, Inc., Federal-Mogul Piston Rings, Inc., Federal-Mogul Powertrain, Inc., Federal-Mogul Products, Inc., Federal-Mogul Puerto Rico, Inc., Federal-Mogul U.K. Holdings, Inc., Federal-Mogul Venture Corporation, Federal-Mogul World Wide, Inc., Felt Products Manufacturing Co., FM International LLC, Ferodo America, Inc., Gasket Holdings Inc., J.W.J. Holdings, Inc., McCord Sealing, Inc., and T&N Industries Inc.
      The U.K. Debtors to which this Order applies (collectively, the "U.K. Debtors") are AE Piston Products Limited, Aeroplane & Motor Aluminium Castings Limited, Ashburton Road Services Limited, Brake Linings Limited, Duron Limited, Edmunds, Walker & Co. Limited, Federal-Mogul Aftermarket UK Limited, Federal-Mogul Bradford Limited, Federal-Mogul Bridgwater Limited, Federal-Mogul Camshaft Castings Limited, Federal-Mogul Camshafts Limited, Federal-Mogul Engineering Limited, Federal-Mogul Eurofriction Limited, Federal-Mogul Friction Products Limited, Federal-Mogul Global Growth Limited, Federal-Mogul Ignition (U.K.) Limited, Federal-Mogul Powertrain Systems International Limited, Federal-Mogul Sealing Systems (Cardiff) Limited, Federal-Mogul Sealing Systems (Rochdale) Limited, Federal-Mogul Sealing Systems (Slough) Limited, Federal-Mogul Sealing Systems Limited, Federal-Mogul Shoreham Limited, Federal Mogul Sintered Products Limited, Federal-Mogul Systems Protection Group Limited, Federal-Mogul Technology Limited, Federal Mogul U.K. Limited, Ferodo Caernarfon Limited, Ferodo Limited, Fleetside Investments Limited, F-M UK Holding Limited, Friction Materials Limited, Greet Limited, Halls Gaskets Limited, Hepworth & Grandage Limited, J.W. Roberts Limited, Lanoth Limited, Newalls Insulation Company Limited, TAF International Limited, T&N Holdings Limited, T&N International Limited, T&N Investments Limited, T&N Limited, T&N Materials Research Limited, T&N Piston Products Group Limited, T&N Properties Limited, T&N Shelf Eighteen Limited, T&N Shelf Nineteen Limited, T&N Shelf One Limited, T&N Shelf Seven Limited, T&N Shelf Three Limited, T&N Shelf Twenty Limited, T&N Shelf Twenty-One Limited, T&N Shelf Twenty-Six Limited, TBA Belting Limited, TBA Industrial Products Limited, Telford Technology Supplies Limited, The Washington Chemical Company Limited, Turner & Newall Limited, Turner Brothers Asbestos Company Limited, and Wellworthy Limited. Unlike all the other U.K. Debtors, T&N Investments Limited is a Scottish rather than an English company and commenced administration in Scotland in April 2002. Certain additional U.K. affiliates of the U.S. Debtors and U.K. Debtors have commenced chapter 11 cases but are not subjects of this Order.


                                    BY THE COURT:

                                         /s/ Joseph H. Rodriguez
                                    ---------------------------------
                                    The Honorable Joseph H. Rodriguez
                                    United States District Judge